Exhibit 99.1

N E W S    R E L E A S E

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports First Quarter 2012 Results

Waco, Texas   May 10, 2012……….

Highlights and Key Points:

•                  FirstCity reported first quarter 2012 earnings of $8.4 million or $0.80 per diluted share.

•                  FirstCity and its partners acquired $91.2 million of portfolio assets with a face value of $210.1 million during the first quarter of 2012.

•                  FirstCity invested $4.9 million in non-portfolio debt and equity investments during the first quarter of 2012.

Components of FirstCity’s quarterly results are summarized below:

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2012	2011
	(Unaudited)
Portfolio Asset Acquisition and Resolution	$10,829	$4,985
Special Situations Platform	415	473
Corporate and other	(2,879)	(1,733)
Net earnings attributable to FirstCity	$8,365	$3,725
Diluted earnings per common share	$0.80	$0.36

James T. Sartain, CEO of FirstCity, commented, “I am very pleased with the strong financial results we reported for the quarter. Increased servicing fees and collections drove the solid results, and our investment activity for the quarter was also solid. Amid the abundant investment opportunities we see in the market, we remain focused on our investment discipline, while continuing to seek optimal funding mechanisms to take advantage of this robust market.”

Portfolio Asset Acquisition and Resolution Business Segment

For the first quarter of 2012 (“Q1 2012”), our Portfolio Asset Acquisition and Resolution business segment reported $10.8 million in earnings — comprised primarily of $17.2 million in revenues, $4.5 million of equity income from unconsolidated subsidiaries, and $9.5 million of operating costs and expenses. Earnings for Q1 2012 were positively impacted by continued revenue streams from our core investment activities and servicing platforms, due to increased collections and loan sales from majority-owned U.S. portfolios and recognition of incentive service fees. Additional information related to our Portfolio Asset Acquisition and Resolution business segment for Q1 2012, including investment activity and the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

The Company’s unrealized gross profit associated with its core portfolio assets totaled $118.1 million at March 31, 2012. Unrealized gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Special Situations Platform Business Segment

Our Special Situations Platform business segment provided $0.4 million in earnings for Q1 2012 — comprised primarily of $2.5 million in revenues and $1.9 million of operating costs and expenses. Net earnings for Q1 2012 were positively impacted by continued revenue streams from our consolidated railroad operations and other portfolio company investments.

Additional information related to our Special Situations Platform business segment for Q1 2012, including the major components of revenue, costs and expenses, is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Thursday, May 10, 2012 at 9:00 a.m. Central Time to discuss Q1 2012 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation First Quarter 2012 Conference Call
Date:	Thursday, May 10, 2012
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic:	866-730-5765
	International:	857-350-1589

	Passcode:	87076436

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations and Selected Balance Sheet Data

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2012	2011
Revenues:
Servicing fees	$5,744	$2,425
Income from Portfolio Assets	8,505	12,840
Gain on sale of SBA loans held for sale, net	572	884
Interest income from SBA loans	355	349
Interest income from loans receivable	381	926
Revenue from railroad operations	1,685	1,430
Other income	2,545	1,923
Total revenues	19,787	20,777

Costs and expenses:
Interest and fees on notes payable to banks and other	1,738	3,583
Interest and fees on note payable to affiliate	—	380
Salaries and benefits	6,128	5,149
Provision for loan and impairment losses	470	639
Asset-level expenses	1,063	1,414
Costs and expenses from railroad operations	1,228	885
Other	3,321	2,161
Total costs and expenses	13,948	14,211

Earnings before other revenue and income taxes	5,839	6,566
Equity income from unconsolidated subsidiaries	4,467	1,871
Gain on sale of subsidiaries	—	5
Earnings before income taxes	10,306	8,442
Income tax expense	833	602
Net earnings	9,473	7,840
Less: net income attributable to noncontrolling interests	1,108	4,115
Net earnings attributable to FirstCity	$8,365	$3,725

Basic earnings per share of common stock:
Net earnings per common share	$0.80	$0.36
Weighted average common shares outstanding (in thousands)	10,299	10,267

Diluted earnings per share of common stock:
Net earnings per common share	$0.80	$0.36
Weighted average common shares outstanding (in thousands)	10,397	10,298

Selected Balance Sheet Data:

	March 31,	December 31,
	2012	2011
	(Unaudited)
Cash and cash equivalents	$41,044	$34,802
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
United States	180,813	199,093
Latin America	17,966	17,048
Europe	44,602	41,447
Special Situations Platform assets - U.S.	42,541	51,099
Service fees receivable and other assets	14,419	12,857
Total assets	$341,385	$356,346

Notes payable to banks and other	$165,304	$189,936
Other liabilities	29,123	29,007
Total liabilities	194,427	218,943
FirstCity stockholders’ equity	122,282	111,976
Noncontrolling interests	24,676	25,427
Total equity	146,958	137,403
Total liabilities and equity	$341,385	$356,346

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2012	2011
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$17,174	$18,549
Equity income from unconsolidated subsidiaries	4,532	1,719
Gain on sale of subsidiaries	—	5
Costs and expenses	(9,454)	(10,616)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	12,252	9,657
Provision for loan and impairment losses, net	(470)	(639)
Net income attributable to noncontrolling interests	(953)	(4,033)
Operating contribution, net of direct taxes	$10,829	$4,985

Special Situations Platform segment:
Revenues	$2,528	$2,196
Equity income (loss) from unconsolidated subsidiaries	(65)	152
Costs and expenses	(1,893)	(1,793)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	570	555
Net income attributable to noncontrolling interests	(155)	(82)
Operating contribution, net of direct taxes	$415	$473

	Three Months Ended
	March 31,
	2012	2011
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity income of investments by region:
United States	$16,915	$10,452
Latin America	2,085	2,351
Europe	2,706	7,465
Total	$21,706	$20,268

Revenues and equity income of investments by source:
Equity income from unconsolidated subsidiaries	$4,532	$1,719
Income from Portfolio Assets	8,505	12,840
Servicing fees	5,744	2,425
Gain on sale of SBA loans held for sale, net	572	884
Interest income from SBA loans	355	349
Interest income from loans receivable	—	395
Other	1,998	1,656
Total	$21,706	$20,268

Special Situations Platform segment:
Revenues and equity income of investments by source:
Equity income (loss) from unconsolidated subsidiaries	$(65)	$152
Interest income from loans receivable	381	531
Revenue from railroad operations	1,685	1,430
Other	462	235
Total	$2,463	$2,348

Number of personnel at period end:
U.S. - Portfolio Asset Acquisition and Resolution segment	95	88
U.S. - Special Situations Platform segment	40	28
Latin America - Portfolio Asset Acquisition and Resolution segment	116	119
Corporate	30	30
Total personnel	281	265

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2012	2011
Analysis of Equity Investments
FirstCity’s average investment:
U.S. - Portfolio Asset Acquisition and Resolution segment	$56,468	$38,110
U.S. - Special Situations Platform segment	12,445	14,143
Latin America	4,426	14,786
Europe	—	(103)
Europe - servicing subsidiaries	35,440	35,298
Latin America - servicing subsidiaries	2,875	2,945
Total	$111,654	$105,179

FirstCity’s share of equity income (loss):
U.S. - Portfolio Asset Acquisition and Resolution segment	$2,119	$932
U.S. - Special Situations Platform segment	(65)	152
Latin America	209	(356)
Europe	—	8
Europe - servicing subsidiaries	2,117	975
Latin America - servicing subsidiaries	87	160
Total	$4,467	$1,871

Selected Other Data:
Average investment in consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$133,460	$196,801
U.S. - Special Situations Platform segment	20,113	23,090
Latin America	52	17,724
Europe	4,764	18,687
Total	$158,389	$256,302

Income from consolidated portfolio assets and loans receivable:
U.S. - Portfolio Asset Acquisition and Resolution segment	$9,090	$7,625
U.S. - Special Situations Platform segment	381	531
Latin America	132	913
Europe	210	5,930
Total	$9,813	$14,999

Servicing fee revenues:
Portfolio assets - U.S. partnerships:
Servicing fee revenue	$2,163	$898
Average servicing fee	3.0%	3.2%
Portfolio assets - Latin American partnerships:
Servicing fee revenue	$1,513	$1,384
Average servicing fee %	27.6%	22.3%
Incentive service fees	$1,899	$—
Portfolio assets - all partnerships (total):
Servicing fee revenue	$5,575	$2,282
Average servicing fee %	7.2%	6.7%
Service fees - SBA loans	$169	$143
Total service fees	$5,744	$2,425

Collections:
U.S. unconsolidated partnerships	$71,994	$27,909
Latin American unconsolidated partnerships	6,394	7,418
Total unconsolidated partnership collections	78,388	35,327
U.S. consolidated partnerships	25,242	17,372
Latin American consolidated partnerships	134	671
European consolidated partnerships	536	21,996
Total consolidated partnership collections	25,912	40,039
Total collections	$104,300	$75,366

Servicing portfolio (face value) at period end:
United States	$1,383,666	$1,141,696
Latin America	1,456,909	1,564,942
Europe	1,250,032	1,264,528
Total	$4,090,607	$3,971,166

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

						FirstCity
	Portfolio Purchases			FirstCity	FirstCity	Investment
	United			Investment	Investment	in Special
	States	Europe	Total	in Portfolios	in Other	Situations	Total
2012
1st Quarter	$90,853	$382	$91,235	$9,548	$3,906	$1,000	$14,454
2011
4th Quarter	$105,075	$1,798	$106,873	$12,342	$7,554	$—	$19,896
3rd Quarter	87,112	594	87,706	18,728	7,814	2,601	29,143
2nd Quarter	81,653	—	81,653	22,159	7,396	—	29,555
1st Quarter	11,091	—	11,091	4,810	9,931	700	15,441
Total Year 2011	$284,931	$2,392	$287,323	$58,039	$32,695	$3,301	$94,035
Total Year 2010	$225,764	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$200,590	$147,654	$33,873	$12,415	$193,942

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended
	March 31,
	2012	2011
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
United States	$90,853	$11,091
Latin America	—	—
Europe	382	—
Total	$91,235	$11,091

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
2012 (three months)	$91,235	$9,548
2011	287,323	58,039
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307

	March 31,	December 31,
	2012	2011
Portfolio acquisition and resolution assets by region:
United States	$180,813	$199,093
Latin America	17,966	17,048
Europe	44,602	41,447
Total	$243,381	$257,588

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
2012 (three months)	$1,000	$1,000	$—	$1,000
2011	3,301	1,200	2,101	3,301
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands, except exchange rate data)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	March 31, 2012
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$9,386	$4,717	$37,742	$26,153	$548	$16,708	$95,254

Germany	—	—	3,887	563	—	213	4,663

Mexico	—	—	—	54	—	—	54

Total	$9,386	$4,717	$41,629	$26,770	$548	$16,921	$99,971

	December 31, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	Real Estate	Total
United States	$9,429	$4,749	$50,133	$27,313	$1,149	$26,649	$119,422

Germany	—	—	3,700	567	—	207	4,474

Mexico	—	—	—	50	—	—	50

Total	$9,429	$4,749	$53,833	$27,930	$1,149	$26,856	$123,946

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended
	March 31,
	2012	2011
Net earnings attributable to FirstCity	$8,365	$3,725
Foreign currency gains (losses), net:
Euro	$231	781
Mexican Peso	133	175
Chilean Peso	490	24

Exchange rate at valuation date:
Euro	0.75	0.71
Mexican Peso	12.88	11.97
Chilean Peso	486.50	484.22

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets (Unaudited)

March 31, 2012

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2010	12/31/2011	3/31/2012
United States	$196,159	163,050	148,601
Europe	31,826	9,381	8,786
Latin America	23,329	15,298	16,068
Total	$251,314	187,729	173,456

	Estimated Remaining Collections (2)
	12/31/2010	12/31/2011	3/31/2012
United States	$290,626	238,547	223,639
Europe	43,634	15,262	14,721
Latin America	66,564	50,955	53,152
Total	$400,825	304,764	291,512

	Estimated Unrealized Gross Profit (3)
	12/31/2010	12/31/2011	3/31/2012
United States	$94,469	75,497	75,038
Europe	11,807	5,880	5,935
Latin America	43,235	35,658	37,085
Total	$149,511	117,036	118,058

	Estimated Unrealized Gross Profit %
	12/31/2010	12/31/2011	3/31/2012
United States	32.50%	31.65%	33.55%
Europe	27.06%	38.53%	40.31%
Latin America	64.95%	69.98%	69.77%
Total	37.30%	38.40%	40.50%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2010	12/31/2011	3/31/2012
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the respective consolidated balance sheet)	$216,061	128,747	112,069
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non- controlling interests” as reported on the respective consolidated balance sheet)	(23,482)	(13,556)	(11,101)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Investments in Unconsolidated Subsidiaries” footnote, and “Investment securities” as reported on the respective consolidated balance sheet)	58,735	72,538	72,488
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$251,314	187,729	173,456